UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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BARNES GROUP INC.

(Name of Registrant as Specified In Its Charter)

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123 MAIN STREET BRISTOL, CT 06010 V00589-P87874-Z84452
Your Vote Counts! BARNES GROUP INC. 2023 Annual Meeting Vote by May 4, 2023 11:59 PM Eastern Time

You invested in BARNES GROUP INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 5, 2023.

Get informed before you vote

View the Notice and Proxy Statement and 2022 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 21, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote In Person or Virtually at the Meeting* May 5, 2023 11:00 AM Eastern Time
DoubleTree by Hilton 42 Century Drive Bristol, CT 06010 www.virtualshareholdermeeting.com/B2023

*Please check the meeting materials for any special requirements for meeting attendance. If you are attending the meeting in person, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors Nominees:
1a.	Thomas O. Barnes	For
1b.	Jakki L. Haussler	For
1c.	Elijah K. Barnes	For
1d.	Richard J. Hipple	For
1e.	Thomas J. Hook	For
1f.	Daphne E. Jones	For
1g.	Neal J. Keating	For
1h.	Mylle H. Mangum	For
1i.	Hans-Peter Männer	For
1j.	Anthony V. Nicolosi	For
1k.	JoAnna L. Sohovich	For
2.	Vote on a non-binding resolution to approve the Company’s executive compensation.	For
3.	Vote on a non-binding resolution to approve the frequency of holding an advisory vote on the Company’s executive compensation.	For 1 YEAR
4.	Approve the 2023 Barnes Group Inc. Stock and Incentive Award Plan.	For
5.	Ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent auditor for 2023.	For
NOTE: To transact such other business that may properly come before the meeting.

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V00590-P87874-Z84452